UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013
____________________
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35186 (Commission File Number)	38-1747023 (IRS Employer Identification Number)

2800 Executive Way
Miramar, Florida 33025
(Address of principal executive offices, including Zip Code)

(954) 447-7920
(Registrant's telephone number, including area code)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2013, the Board of Directors of Spirit Airlines, Inc. (“Spirit”) elected Carl Donaway to Spirit's Board of Directors. The Board of Directors appointed Mr. Donaway to serve on the Board's Compensation Committee . Mr. Donaway will be compensated for his service as a director on the same basis as other non-employee directors of Spirit. Compensation for Spirit's non-employee directors is described in Spirit's Proxy Statement for its 2012 annual meeting of stockholders as filed with the SEC on April 30, 2012.

Mr. Donaway was designated a Class II Director and will be up for re-election at the time of the Company's 2013 annual general meeting.

A copy of Spirit's press release announcing Mr. Donaway's election to the Board of Directors is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Spirit Airlines Board Appoints Carl Donaway as New Board Member

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2013	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General     Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Spirit Airlines Board Appoints Carl Donaway as New Board Member